UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15 (d) OF
                THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (date of earliest event reported): June 21, 1999


                       The Right Start, Inc.
   ____________________________________________________________
        (Exact name of registrant as specified in charter)

      California                0-19536               95-3971414
 ____________________    ____________________    ____________________
   (State of other         (Commission file          (IRS employer
   jurisdiction of              number)             identification
    incorporation)                                      number)

5388 Sterling Center Drive, Unit C
Westlake Village, California                         91361
----------------------------------------             ----------
(Address of principal executive offices)             (Zip code)


                          (818) 707-7100
                  ______________________________
       (Registrant's telephone number, including area code)

                          Not applicable
   ____________________________________________________________
   (Former name or former address, if changed since last report)

Item 4.    Change in Registrant's Certifying Accountant

     Effective June 21, 1999, the Audit Committee of the Board of Directors of the Registrant determined that it would be in the best interests of the Registrant to retain the services of Arthur Andersen LLP ("AA") to replace PricewaterhouseCoopers LLP ("PWC") as its independent accountant and auditors. The replacement of PWC is not the result of any disagreement with PWC on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure. A Form 8-K reporting the dismissal of PWC has previously been filed with the Securities and Exchange Commission.

     During the last two fiscal years and subsequent interim periods prior to engaging AA, the Company did not consult with AA regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any reportable events.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c)  Exhibits

           N/A

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   THE RIGHT START, INC.


Date:  June 24,  1999                              /s/ Jerry R. Welch
                                                   ---------------------------
                                                   Jerry R. Welch
                                                   Chief Executive Officer and
                                                   Chairman of the Board